THE ADVISORS' INNER CIRCLE FUND


[LOGO OMITTED] WESTWOOD
               HOLDINGS GROUP, INC.(R)


WHG INCOME OPPORTUNITY FUND
WHG SMIDCAP FUND

INSTITUTIONAL SHARES PROSPECTUS               DECEMBER 19, 2005
                                              AS SUPPLEMENTED FEBRUARY 1, 2006


                                              INVESTMENT ADVISER:
                                              WESTWOOD MANAGEMENT CORP.

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

  ABOUT THIS PROSPECTUS


The WHG Income Opportunity Fund and WHG SMidCap Fund (Funds) are separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:


    RISK/RETURN INFORMATION COMMON TO THE FUNDS ..........................   1
    WHG INCOME OPPORTUNITY FUND ..........................................   2
    WHG SMIDCAP FUND .....................................................   8
    MORE INFORMATION ABOUT PRINCIPAL RISK ................................  12
    MORE INFORMATION ABOUT FUND INVESTMENTS ..............................  14
    INFORMATION ABOUT PORTFOLIO HOLDINGS .................................  14
    INVESTMENT ADVISER ...................................................  14
    PORTFOLIO MANAGERS ...................................................  15
    HISTORICAL PERFORMANCE DATA OF THE ADVISER ...........................  18
    PURCHASING AND SELLING FUND SHARES ...................................  22
    SHAREHOLDER SERVICING ARRANGEMENTS ...................................  27
    OTHER POLICIES .......................................................  28
    DIVIDENDS AND DISTRIBUTIONS ..........................................  31
    TAXES ................................................................  31
    HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...............  BACK COVER

  RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The Funds' investment adviser, Westwood Management Corp. (Adviser), invests each Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

WHG INCOME OPPORTUNITY FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Under normal circumstances, the Fund seeks its investment objective by investing primarily in dividend-paying and/or interest bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of different types of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs").

     The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs"). The Fund's investments are expected to have a bias toward larger capitalization issuers, but the Fund may also invest in small and medium capitalization companies (in excess of $750 million at the time of purchase). The Fund's fixed income investments will, in the aggregate, be of investment grade (rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade. In addition, the Fund's fixed income securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

     The Fund's investment strategy is designed to provide a higher level of current income than offered by traditional fixed income products, such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments as well as among asset classes to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

     A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

     EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs traded on U.S. exchanges, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

     SMALLER CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

     ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

     MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive that state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

     FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

     INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund is new, and therefore, has no performance information; however, the Adviser manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                     Institutional Shares
--------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                                    None
--------------------------------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load) (as a percentage of
        net asset value)                                                                       None
--------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
        and Other Distributions (as a percentage of offering price)                            None
--------------------------------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed,
        if applicable)*                                                                        None
--------------------------------------------------------------------------------------------------------------------

* The Fund's transfer agent charges a $10 fee for each wire redemption.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS)

                                                         Institutional Shares
--------------------------------------------------------------------------------
      Investment Advisory Fees                                   0.75%
--------------------------------------------------------------------------------
      Other Expenses*                                            1.15%
--------------------------------------------------------------------------------
      Total Annual Operating Expenses**                          1.90%
--------------------------------------------------------------------------------

*  Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's adviser has voluntarily agreed to waive fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 1.00% to recapture any of its prior expense limitation reimbursements.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

                              1 Year               3 Years
--------------------------------------------------------------------------------
                               $193                  $597

WHG SMIDCAP FUND


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the Fund is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. The Fund considers small- and mid-cap companies to be those companies with market capitalization between $500 million and $10 billion at the time of purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"). The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs").

     The Fund invests in approximately 40-60 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

     A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

     EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     SMALLER CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

     INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

     INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund is new, and therefore, has no performance information; however, the Adviser manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                            Institutional Shares
-------------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                                       None
-------------------------------------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load) (as a percentage of
        net asset value)                                                                          None
-------------------------------------------------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
        and Other Distributions (as a percentage of offering price)                               None
-------------------------------------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed,
        if applicable)*                                                                           None
-------------------------------------------------------------------------------------------------------------------------

* The Fund's transfer agent charges a $10 fee for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS)

                                                         Institutional Shares
--------------------------------------------------------------------------------
      Investment Advisory Fees                                   0.75%
--------------------------------------------------------------------------------
      Other Expenses*                                            2.09%
--------------------------------------------------------------------------------
      Total Annual Operating Expenses**                          2.84%
--------------------------------------------------------------------------------

*  Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's adviser has voluntarily agreed to waive fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 1.25% to recapture any of its prior expense limitation reimbursements.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

                              1 Year               3 Years
--------------------------------------------------------------------------------
                               $287                  $880

MORE INFORMATION ABOUT PRINCIPAL RISK


WHG INCOME OPPORTUNITY FUND
WHG SMIDCAP FUND

     EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs, and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

WHG INCOME OPPORTUNITY FUND

     FIXED INCOME RISK - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

  WHG INCOME OPPORTUNITY FUND
  WHG SMIDCAP FUND

     FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


     The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Funds invest in this manner, they may not achieve their investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

     This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that either Fund will achieve its respective investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. On a quarterly basis, the Funds will post their complete portfolio holdings on the internet at http://sei2funds.seic.com/westwood. The information on the SEI II website is provided with a lag of at least 30 days. On a monthly basis, the Funds will post their top ten portfolio holdings on the internet at http://www.whgfunds.com. The information on the Funds' website is provided on the next Business Day after the month end.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Westwood Management Corp. (Adviser), a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2005, the Adviser had approximately $4.6 billion in assets under management.

     The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (Board) supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the WHG Income Opportunity Fund and WHG SMidCap Fund, respectively. The Adviser has voluntarily agreed to limit the total expenses of the WHG Income Opportunity Fund and WHG SMidCap Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.00% and 1.25% of average net assets, respectively. To maintain these expense limits, the Adviser may waive a portion of its management fees and/or reimburse certain expenses of the Funds. The Adviser intends to continue its expense limitations until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.00% and 1.25% for the WHG Income Opportunity Fund and WHG SMidCap Fund, respectively, to recapture any of its prior expense limitation reimbursements.


PORTFOLIO MANAGERS

     The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

     Although each Fund is managed by the Adviser's portfolio team, the Adviser has identified the five portfolio managers with the most significant responsibility for each Fund's assets. This list does not include all members of the investment team. A description of each of the listed portfolio manager's role on the portfolio team is set forth below.

     Ms. Susan M. Byrne has served as Chairman, Chief Executive Officer and Chief Investment Officer since founding the Adviser in April 1983. She has served on the portfolio team of the WHG INCOME OPPORTUNITY FUND and WHG SMIDCAP FUND since each Fund's inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on each Fund and is also responsible for representing each Fund to investors. Ms. Byrne has more than 35 years of investment experience.

     Mr. Mark R. Freeman, CFA, has served as Vice President for the Adviser since July 1999. He has served on the portfolio team of the WHG INCOME OPPORTUNITY FUND since its inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Freeman has over 17 years of investment experience.

     Ms. Kellie R. Stark, CFA, has served as Senior Vice President for the Adviser since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for the Adviser from July 1997 to July 2004. She joined the firm in 1993 and has served on the portfolio team of the WHG SMIDCAP FUND since its inception. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Ms. Stark has over 16 years of investment experience.

     Mr. David S. Spika, CFA, has served as Vice President and Investment Strategist since joining the Adviser in October 2003. He has served on the portfolio team for the WHG SMIDCAP FUND since its inception. Prior to joining the Adviser, he spent 17 years with Bank of America, where he served in a variety of roles, including portfolio manager in the Private Bank from October 1997 to July 2000 and, most recently, as an institutional portfolio manager and investment strategist for Banc of America Capital Management from August 2000 to September 2003. Mr. Spika participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He is also responsible for representing the Fund to investors. Mr. Spika has over 19 years of investment experience.

     Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst of the Adviser since June 2004. Prior to this appointment, he served as Assistant Vice President and Research Analyst of the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. He has served on the portfolio team for the WHG SMIDCAP FUND since its inception. Prior to joining the Adviser, Mr. Singhania spent 2 years at Bank of America, from November 1999 to March 2001, where he served as an analyst in their Retail Industry Group and was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Singhania has over 7 years of investment experience.

     Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. He has served on the portfolio team for the WHG INCOME OPPORTUNITY FUND since its inception. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. from November 1998 to November 2002. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 9 years of investment experience.

     Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. She has served on the portfolio team of the WHG INCOME OPPORTUNITY FUND since its inception. Before joining the Adviser, Ms. Dong was in graduate school at Texas Christian University, and she also served as a securities analyst and public relations officer for the William C. Conner Foundation from August 1997 to May 1998. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Ms. Dong has more than 8 years of investment experience.

     Mr. Ragen R. Stienke, CFA, has served as Assistant Vice President and Research Analyst since joining the Adviser in November 2004. He has served on the portfolio team for the WHG SMIDCAP FUND since its inception. Prior to joining the Adviser, he worked for UBS Investment Bank in the research department where he served as a software analyst from June 2000 to March 2003 and as a U.S. equity strategist from April 2003 to October 2004. Mr. Stienke participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Stienke has more than 9 years of investment experience.

     Mr. Corey Henegar, CFA, has served as Assistant Vice President and Research Analyst for the Adviser since July 2004. Prior to this appointment, he served as Research Analyst for the Adviser from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. He has served on the portfolio team for the WHG INCOME OPPORTUNITY FUND since its inception. Before joining the Adviser, Mr. Henegar attended Texas Tech University, graduating with a B.B.A in Finance in May 2001. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund and is also responsible for representing the Fund to investors. Mr. Henegar has more than 4 years of investment experience.

     The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER
--------------------------------------------------------------------------------

     The following tables give the historical performance of actual, fee-paying separate accounts, referred to as a "Composite," managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. Each Composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available from the Adviser upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

     The manner in which the performance was calculated for each Composite differs from that of registered mutual funds such as the Funds. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR)(1). All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities are valued as of trade-date. Accounts in each Composite, were under management for the entire reporting period. There is no minimum asset size, below which portfolios are excluded from a Composite. The currency used to express performance in each Composite is stated in U.S. Dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The Accounts that are included in the Composites are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Funds.

     The investment results for each Adviser Composite presented below are not intended to predict or suggest the future returns of the Funds. The Funds have no performance record, and the performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S DYNAMIC INCOME COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2005)

                                                                                                            Total
                                                                                                            Assets
             10 Year      3 Month                                                   Number                  at End   Percentage
      Total  Treasury     Treasury     S&P                        Blended           of                      of       of Firm
Year  Return Note(3),(9)  Bill(4),(9)  500(5),(9)  Nareit(6),(9)  Benchmark(7),(9) Portfolios  Dispersion  Period     Assets
------------------------------------------------------------------------------------------------------------------------------------
2005   5.7%   2.0%         3.0%        4.9%         12.2%          5.7%              20          0.3       $119.6      2.6%
2004   16.8%  4.9%         1.2%        10.9%        31.6%         12.0%               2          0.3        $32.7      0.9%
2003   23.5%  1.3%         1.1%        28.7%        37.1%         16.3%               2          0.2        $18.9      0.5%


Time Period                            Adviser's Composite Returns
--------------------------------------------------------------------------------
Annualized Returns (as of 12/31/05)
                                   Net of Fees           Gross of Fees
1 Year                                 5.4%                   5.7%
2 Years                               10.7%                  11.1%
3 Years                               14.7%                  15.1%
Since Inception (1/1/03)              14.7%                  15.1%
--------------------------------------------------------------------------------
Calendar Years
                                   Net of Fees           Gross of Fees
2005                                   5.4%                   5.7%
2004                                  16.3%                  16.8%
2003                                  23.2%                  23.5%
--------------------------------------------------------------------------------




THE ADVISER'S SMIDCAP COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1998 THROUGH DECEMBER 31, 2005)

                                                                             Total Assets      Percentage
              Total                            Number of                       at End of         of Firm
Year          Return       Russell 2500(8(,(9) Portfolios       Dispersion       Period           Assets
---------------------------------------------------------------------------------------------------------------------------
2005           20.8%               8.1%            4               0.1          $554.9            12.0%
2004           28.1%              18.3%            2               0.1           $77.9             2.1%
2003           34.1%              45.5%            2               0.3           $50.5             1.3%
2002            1.2%             -17.8%            2               0.1           $32.7             0.8%
2001          -10.8%               1.2%            2               1.4           $31.8             0.8%
2000            7.4%               4.3%            2               0.2           $35.9             1.0%
1999           30.1%              24.2%            2               0.5           $37.3             1.6%
1998           13.7%               0.4%            2               0.1           $27.7             1.4%

Time Period                            Adviser's Composite Returns
--------------------------------------------------------------------------------
Annualized Returns (as of 12/31/05)
                                   Net of Fees           Gross of Fees
1 Year                                20.5%                  20.8%
2 Years                               24.0%                  24.4%
3 Years                               27.1%                  27.5%
4 Years                               19.9%                  20.4%
5 Years                               13.0%                  13.4%
6 Years                               11.9%                  12.4%
7 Years                               14.3%                  14.7%
8 Years                               14.2%                  14.6%
Since Inception (7/1/97)              15.5%                  16.1%
--------------------------------------------------------------------------------
Calendar Years
                                   Net of Fees           Gross of Fees
2005                                  20.5%                  20.8%
2004                                  27.6%                  28.1%
2003                                  33.6%                  34.1%
2002                                   0.7%                   1.2%
2001                                 (11.1)%                 (10.8)%
2000                                   7.0%                   7.4%
1999                                  29.7%                  30.1%
1998                                  13.0%                  13.7%

(1) AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis (starting 1/1/02) for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules are as follows: for the Dynamic Income Fund 0.80% on the first $10 million, negotiable thereafter; for the SMidCap Equity 0.85% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year.

(3) 10 Year Treasury Notes are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government, generally with a maturity of 10 years or less.

(4) 3 Month Treasury Bills are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government, generally with a maturity of 90 days or less.
                                       21

(5) The S&P(R) 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(6) The NAREIT Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(7) The blended benchmark is comprised of the following: 25% S&P 500/ 25% NAREIT Equity/ 25% 3 Month Treasury Bill /25% 10-Yr. Treasury Note.

(8) The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization.

(9) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

     Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

     You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Funds' website at www.whgfunds.com.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. Dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by third-party or credit card checks.

     The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

     The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

     REGULAR MAIL ADDRESS

     WHG Funds
     P.O. Box 219009
     Kansas City MO 64121-9009

     EXPRESS MAIL ADDRESS

     WHG Funds
     430 W 7th Street
     Kansas City MO 64105

BY WIRE

     To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS

     United Missouri Bank
     ABA#: 101000695
     WHG Funds
     DDA# 9871063178
     Ref: fund name/account number/wire control number

GENERAL INFORMATION

     You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds receive your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

     Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

     Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

     Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Funds' transfer agent receives the order from the intermediary.

HOW THE FUNDS CALCULATE NAV

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board of Trustees, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

     When valuing fixed income securities with remaining maturities of more than 60 days, the WHG Income Opportunity Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the WHG Income Opportunity Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

     With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES

     To purchase shares for the first time, you must invest at least $500,000. There is no minimum for subsequent investments. The Funds may accept initial investments of smaller amounts at their discretion.

HOW TO SELL YOUR FUND SHARES

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds' transfer agent directly by mail or telephone at 1-877-FUND-WHG.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

     If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing and include a Medallion signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Medallion signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion signature guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

RECEIVING YOUR MONEY

     Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

     The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Funds that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Funds or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

     The Funds may pay all or part of the fees paid to financial intermediaries. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Funds do not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

     The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Funds. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Funds.

OTHER POLICIES
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

     The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Funds may invest in foreign securities that trade primarily on markets that close prior to the time a Fund determines its NAV, frequent trading may have a greater potential to dilute the value of a Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

     In addition, because the WHG SMidCap Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

     The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include:

        o Shareholders are restricted from making more than 4 "round trips" into or out of the Funds over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

        o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

     The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

     However, the Funds reserve the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.

     These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The WHG Income Opportunity Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. The WHG SMidCap Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Funds' record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES
--------------------------------------------------------------------------------

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

     Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

WHG FUNDS

     INVESTMENT ADVISER

     Westwood Management Corp.
     200 Crescent Court, Suite 1200
     Dallas, Texas 75201

     DISTRIBUTOR

     SEI Investments Distribution Co.
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456

     LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP

     MORE INFORMATION ABOUT THE FUND IS AVAILABLE WITHOUT CHARGE THROUGH THE FOLLOWING:

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

     TO OBTAIN AN SAI OR MORE INFORMATION:

     BY TELEPHONE:    1-877-FUND-WHG

     BY MAIL:         WHG Funds
                      P.O. Box 219009
                      Kansas City, MO 64121-9009

     BY INTERNET:     www.whgfunds.com

     FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 WHG-PS-001-0100

                         THE ADVISORS' INNER CIRCLE FUND

                           WHG INCOME OPPORTUNITY FUND
                                WHG SMIDCAP FUND


        SUPPLEMENT DATED FEBRUARY 1, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED DECEMBER 19, 2005, AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


o On the cover page of the SAI, the last sentence of the first paragraph has been deleted and replaced with the following:

                  This SAI should be read in conjunction with the Fund's prospectus, as supplemented from time to time.


o Under the heading "Portfolio Holdings" on page 31, the third paragraph has been deleted and replaced with the following:

                  The Funds provide information about their complete portfolio holdings, updated on a quarterly basis, on the internet at http://sei2funds.seic.com/westwood. This information is provided with a lag of at least 30 days and is publicly available to all shareholders. The Funds also provide information about their top ten portfolio holdings, updated on a monthly basis, on the internet at http://www.whgfunds.com. The information on the Funds' website is provided on the next Business Day after the month end and is publicly available to all categories of persons.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




                                                                 WHG-SK-001-0100